Exhibit 99.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In connection with Atlantic BancGroup, Inc.'s ("Company") Quarterly Report on Form 10-QSB for the period ended June 30, 2003 ("Report"), each of the undersigned certify that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: August 5, 2003                    /s/ Barry W. Chandler
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                                        Barry W. Chandler
                                        President and Chief Executive Officer


Date: August 5, 2003                    /s/ David L. Young
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                                        David L. Young
                                        Executive Vice President,
                                        Chief Financial Officer, and
                                        Corporate Secretary